SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(B) OR (G) OF THE

SECURITIES EXCHANGE ACT OF 1934

VANGUARD SCOTTSDALE FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OF DELAWARE                                                                   SEE BELOW

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(STATE OF INCORPORATION OF ORGANIZATION)      (IRS EMPLOYER

                                                                                                    IDENTIFICATION NO.)

C/O         VANGUARD SCOTTSDALE FUNDS

               P.O. BOX 2600                                                                      19482

               VALLEY FORGE, PA                                         (ZIP CODE)

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

     Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered:                        Exchange I.R.S. Employer

                                                                                                           Identification Number

Vanguard Russell 1000 ETF                                  NASDAQ              27-2939873

Vanguard Russell 1000 Growth ETF                     NASDAQ              27-2940030

Vanguard Russell 1000 Value ETF                        NASDAQ              27-2939962

Vanguard Russell 2000 ETF                                 NASDAQ              27-2940100

Vanguard Russell 2000 Growth ETF                     NASDAQ              27-2940282

Vanguard Russell 2000 Value ETF                        NASDAQ              27-2940202

Vanguard Russell 3000 ETF                                 NASDAQ              27-2940415

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

0226594

     Securities Act registration statement file number to which this form relates: 333-11763

     Securities to be registered pursuant to Section 12(g) of the Act: None

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Registrant's Post-Effective Amendment Nos. 25, 26 and 27 to the Registration Statement on Form N-1A  (Securities Act file number 333-11763 and Investment  Company  Act  file  number  811-7803, respectively (collectively,  the "Registration Statement")), which is incorporated herein by reference.

ITEM 2. EXHIBITS

1.      Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

2.   Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the   Registration Statement.

3.   Form of Global Certificate for the Registrant's Securities is filed herewith.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                             VANGUARD SCOTTSDALE FUNDS

DATE: September 16, 2010                  By:   /s/ Natalie Bej

                                                              ___________________________

                                                                    Natalie Bej

                                                                    Assistant Secretary

0226594